THE FUND PROVIDES SPANISH TRANSLATIONS IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE FOLLOWING IS A FAIR AND ACCURATE ENGLISH TRANSLATION OF A SPANISH LANGUAGE PROSPECTUS FOR THE FUND.

/s/ Julie F. Williams
    Julie F. Williams
    Secretary

                    [LOGO OF THE AMERICAN FUNDS GROUP(R)]

--------------------------------------------------------------------------------


                                    American
                             High-Income Trust(SM)

                                   Prospectus



                                DECEMBER 1, 1998

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES. FURTHER, IT HAS NOT DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


AMERICAN HIGH-INCOME TRUST
333 South Hope Street
Los Angeles, California 90071

TICKER SYMBOL: AHITX            NEWSPAPER ABBREV.: HI Tr            FUND NO.: 21

--------------------------------------------------------------------------------
TABLE OF CONTENTS

Risk/Return Summary                                                       2
 ............................................................................
Fees and Expenses of the Fund                                             5
 ............................................................................
Investment Objective, Strategies and Risks                                6
 ............................................................................
Important Recent Developments                                             9
 ............................................................................
Management and Organization                                              10
 ............................................................................
Shareholder Information                                                  12
 ............................................................................
Purchase and Exchange of Shares                                          13
 ............................................................................
Distribution Arrangements                                                16
 ............................................................................
Financial Highlights                                                     17
 ............................................................................
Appendix                                                                 18

----------------------------------------------------------------------------



 21-010-1298/RRD

                                       AMERICAN HIGH-INCOME TRUST / PROSPECTUS 1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY

The fund seeks to provide you with a high level of current income and, secondarily, capital appreciation. The fund seeks to achieve these objectives by investing primarily in a broad range of lower quality, higher yielding debt securities that also provide an opportunity to increase in value. Typically, when an issuer's financial health improves, its bond rating is often upgraded and as a result its value tends to rise.

The fund is designed for investors seeking a high level of current income and who are able to tolerate greater credit risk and price fluctuations than funds investing in higher quality bonds. An investment in the fund is subject to risks, including the possibility that the fund may decline in value in response to certain events, such as changes in the market or general economy. The values of debt securities may be affected by changing interest rates and credit ratings. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. The prices of equity securities held by the fund may be affected by events involving the issuers of these securities. Investing outside the U.S. can also involve additional risks, such as currency fluctuations or political, social and economic instability.

You may lose money by investing in the fund. The likelihood of loss is greater if you invest for a shorter period of time.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

 2 AMERICAN HIGH-INCOME TRUST / PROSPECTUS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INVESTMENT RESULTS

The following information illustrates how the fund's results may vary:

                  [CHART SHOWING FUND'S RESULTS APPEARS HERE]
Here are the fund's results calculated without a sales charge on a calendar year basis. (If a sales charge were included, results would be lower.)

Measurement Period             FUND
(Fiscal Year Covered)         RESULTS
-------------------          ----------
Measurement Pt-  1989          5.63
FYE   1990                     0.07
FYE   1991                    32.36
FYE   1992                    14.29
FYE   1993                    17.22
FYE   1994                   - 5.11
FYE   1995                    20.68
FYE   1996                    13.75
FYE   1997                    12.2

The fund's year-to-date return for the nine months ended September 30, 1998 was -3.82.

 The fund's highest/lowest quarterly results during this time period were:

 [X] HIGHEST 13.95% (quarter ended March 31, 1991)
 [X] LOWEST -6.81% (quarter ended September 30, 1990)

                                       AMERICAN HIGH-INCOME TRUST / PROSPECTUS 3

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


For periods ended December 31, 1997:

AVERAGE                                             THE FUND WITH  CS FIRST
ANNUAL                                                 MAXIMUM    BOSTON HIGH
TOTAL                                               SALES CHARGE     YIELD
RETURN                                               DEDUCTED/1/   INDEX/2/
------------------------------------------------------------------------------
One Year                                                6.87%       12.63%
 ..............................................................................
Five Years                                             10.28%       11.84%
 ..............................................................................
Lifetime/3/                                            11.11%       11.61%

Yield/1/: 7.65%
(For current yield information, please call American FundsLine(R) at 1-800-325-
3590)

/1/ These fund results were calculated according to a formula which requires that the maximum sales charge of 4.75% be deducted. Results would be higher if they were calculated at net asset value.
/2/ The Credit Suisse First Boston High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the high yield debt market (revisions to the index are effected weekly). This index does not reflect sales charges, commissions or expenses.
/3/ The fund began investment operations on February 19, 1988.

 These results illustrate the potential fluctuations in the fund's results over shorter periods of time. Past results are not an indication of future results.

 4 AMERICAN HIGH-INCOME TRUST / PROSPECTUS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FEES AND EXPENSES OF THE FUND

The following describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDERS FEES
(fees paid directly from your investment)

--------------------------------------------------------------------------------
Maximum sales charge imposed on purchases
(as a percentage of offering price)                                 4.75%/1/
 ................................................................................
Maximum sales charge imposed on reinvested dividends                   0%
 ................................................................................
Maximum deferred sales charge                                          0%/2/
 ................................................................................
Redemption or exchange fees                                            0%

/1/ Sales charges are reduced or eliminated for larger purchases.

/2/ A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following any purchases you made without a sales charge.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from the fund assets)

--------------------------------------------------------------------------------
Management Fees                                                       0.46%
 ...............................................................................
Service (12b-1) Fees                                                  0.25%*
 ...............................................................................
Other Expenses                                                        0.10%
 ...............................................................................
Total Annual Fund Operating Expenses                                  0.81%

*12b-1 expenses may not exceed 0.30% of the fund's average net assets annually.

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
--------------------------------------------------------------------------------

One year                                                            $  554
 ................................................................................
Three years                                                         $  721
 ................................................................................
Five years                                                          $  903
 ................................................................................
Ten years                                                           $1,429

                                       AMERICAN HIGH-INCOME TRUST / PROSPECTUS 5

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

The fund's primary investment objective is to provide you with a high level of current income. Its secondary investment objective is capital appreciation. Normally, the fund invests primarily in lower quality debt securities (rated Ba or BB or below), including those of non-U.S. issuers. The fund may also invest in equity securities that provide an opportunity for capital appreciation.

The values of debt securities held by the fund may be affected by factors such as changing credit ratings, interest rates, and effective maturities. For exam-ple, the values of lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter ma-turity bonds. In addition, values of bonds in the fund's portfolio generally will decline when interest rates rise and vice versa. The prices of non-U.S. securities can decline in response to various factors, including currency fluc-tuations, political, social and economic instability, differing securities reg-ulations, and administrative difficulties, such as delays in clearing and set-tling portfolio transactions. In addition, the prices of securities held by the fund may decline in response to certain events including those directly involv-ing issuers of these securities, adverse conditions affecting the general econ-omy, or overall market declines. The fund may also hold cash and cash equiva-lents, for example, in response to abnormal market conditions. The extent of the fund's cash position will depend on market conditions, fund purchases and redemptions, and other factors. This may detract from the achievement of the fund's objective over the short term, or it may protect the fund during a mar-ket downturn.

The fund relies on the professional judgment of its investment adviser, Capital Research and Management Company, to make decisions about the fund's portfolio securities. The basic investment philosophy of Capital Research and Management Company is to seek undervalued securities that represent good long-term invest-ment opportunities.

 6 AMERICAN HIGH-INTEREST TRUST / PROSPECTUS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ADDITIONAL INVESTMENT RESULTS

The following additional investment results are for periods ended December 31, 1997:

AVERAGE                                          SALOMON SMITH
ANNUAL                  THE FUND                 BARNEY BROAD
TOTAL                    WITH NO       LIPPER  INVESTMENT GRADE
RETURN                SALES CHARGE/1/ INDEX/2/     INDEX/3/     CPI/4/
-------------------------------------------------------------------------------
One Year                  12.20%       13.17%       9.64%       1.70%
 ...............................................................................
Five Years                11.37%       11.62%       7.53%       2.60%
 ...............................................................................
Lifetime/5/               11.66%       10.43%       8.84%       3.40%

/1/ These fund results were calculated according to a formula that is required for all stock and bond funds.
/2/ The Lipper High Current Yield Bond Funds Index represents an equally weighted performance index adjusted for capital gain distributions and income dividends of the largest qualifying funds in this objective. This index is unmanaged and does not reflect sales charges, commissions or expenses.
/3/ The Salomon Smith Barney Broad Investment-Grade Bond Index represents a market capitalization-weighted index that includes U.S. Treasury, Government -sponsored, mortgage, and investment-grade fixed-rate corporates (BBB-/Baa3) with a maturity of one to ten years. This index is unmanaged and does not reflect sales charges, commissions or expenses.
/4/ The Consumer Price Index is a measure of inflation and is computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
/5/ The fund began investment operations on February 19, 1988.

                                       AMERICAN HIGH-INCOME TRUST / PROSPECTUS 7

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


 The following chart illustrates the portfolio composition of the fund as of the end of its fiscal year, September 30, 1998.

                                              [PIE CHART APPEARS HERE]
U.S. CORPORATE BONDS                  70.6%
 .............................................
NON-U.S. CORPORATE BONDS              16.9
 .............................................
CASH & EQUIVALENTS                     6.2
 .............................................
U.S. TREASURIES                        1.8
 .............................................
NON-U.S. GOVERNMENT BONDS              1.9
 .............................................
STOCKS                                 1.8
 .............................................
MORTGAGE- & ASSET-BACKED BONDS         0.8
 .............................................


BOND HOLDINGS BY QUALITY CATEGORY
---------------------------------
See the Appendix for a description of quality ratings

                                              [PIE CHART APPEARS HERE]
Aaa/AAA                                1.8%
 .............................................
A/A                                    0.2
 .............................................
Baa/BBB                                1.8
 .............................................
Ba/BB                                 19.0
 .............................................
B/B                                   56.8
 .............................................
Caa/CCC                               12.3
 .............................................
CC                                     0.1
 .............................................

                                                                   PERCENT OF
  TEN LARGEST HOLDINGS BY ISSUER                                   NET ASSETS
  ------------------------------------------------------------------------------
  NEXTEL                                                              4.0%
  ..............................................................................
  INTEGRATED HEALTH SERVICES                                          2.5
  ..............................................................................
  FOX/LIBERTY NETWORKS                                                2.0
  ..............................................................................
  OMNIPOINT                                                           2.0
  ..............................................................................
  CBS                                                                 1.7
  ..............................................................................
  FALCON HOLDING                                                      1.7
  ..............................................................................
  CLEARNET COMMUNICATIONS                                             1.5
  ..............................................................................
  CHANCELLOR MEDIA                                                    1.5
  ..............................................................................
  CONTAINER CORP. OF AMERICA                                          1.4
  ..............................................................................
  COLT TELECOM                                                        1.4

 Because the fund is actively managed, its holdings will change from time to time.

 8 AMERICAN HIGH-INCOME TRUST / PROSPECTUS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
IMPORTANT RECENT DEVELOPMENTS

YEAR 2000

The date-related computer issue known as the "Year 2000 problem" could have an adverse impact on the quality of services provided to the fund and its shareholders. However, the fund understands that its key service providers -- including the investment adviser and its affiliates -- are taking steps to address the issue. In addition, the Year 2000 problem may adversely affect the issuers in which the fund invests. For example, issuers may incur substantial costs to address the problem. They may also suffer losses caused by corporate and governmental data processing errors. The fund and its investment adviser will continue to monitor developments relating to this issue.

EURO INTRODUCTION

On January 1, 1999, the European Union will introduce a single European currency, the Euro. The first group of countries that will begin to convert their currencies to the Euro include Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain. The expected introduction of the Euro presents unique uncertainties, including: whether the payment and operational systems of banks and other financial institutions will be ready by the scheduled launch date; the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the Euro; and the creation of suitable clearing and settlement payment systems for the new currency. These or other factors, including political and economic risks, could cause market disruptions before or after the introduction of the Euro. The fund understands that the investment adviser and other key service providers are taking steps to address Euro-related issues.

                                       AMERICAN HIGH-INCOME TRUST / PROSPECTUS 9

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
MANAGEMENT AND ORGANIZATION

INVESTMENT ADVISER

Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is indicated earlier under "Fees and Expenses of the Fund."

Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the May 9, 1994 report issued by the Investment Company Institute's Advisory Group on Personal Investing. This policy has also been incorporated into the fund's code of ethics.

MULTIPLE PORTFOLIO COUNSELOR SYSTEM

Capital Research and Management Company uses a system of multiple portfolio counselors in managing mutual fund assets. Under this system the portfolio of a fund is divided into segments which are managed by individual counselors. Counselors decide how their respective segments will be invested (within the limits provided by a fund's objective(s) and policies and by Capital Research and Management Company's investment committee). In addition, Capital Research and Management Company's research professionals may make investment decisions with respect to a portion of a fund's portfolio. The primary individual portfolio counselors for American High-Income Trust are listed on the following page.

10 AMERICAN HIGH-INCOME TRUST / PROSPECTUS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                           APPROXIMATE
                                                      YEARS OF EXPERIENCE AS
                                                                AN
                                                     INVESTMENT PROFESSIONAL
                                                            (INCLUDING
                                                          THE LAST FIVE
                                                              YEARS)
                                                     ..........................

                                   YEARS OF EXPERIENCE
   PORTFOLIO                               AS          WITH CAPITAL
  COUNSELORS                       PORTFOLIO COUNSELOR RESEARCH AND
 FOR AMERICAN                      FOR AMERICAN HIGH-   MANAGEMENT
     HIGH-                            INCOME TRUST      COMPANY OR
 INCOME TRUST    PRIMARY TITLE(S)     (APPROXIMATE)     AFFILIATES   TOTAL YEARS
 -------------------------------------------------------------------------------
 ABNER D.       President and      1 year              31 years      47 years
 GOLDSTINE      Director
                of the fund.
                Senior Vice
                President and
                Director, Capital
                Research and
                Management Company
 -------------------------------------------------------------------------------
 DAVID C.       Executive Vice     9 years             11 years      17 years
 BARCLAY        President
                of the fund. Vice
                President, Capital
                Research and
                Management Company
 -------------------------------------------------------------------------------
 SUSAN M.       Vice President of  5 years             9 years       10 years
 TOLSON         the fund. Senior
                Vice President and
                Director, Capital
                Research
                Company*
--------------------------------------------------------------------------------
    * Company affiliated with Capital Research and Management Company.


                                      AMERICAN HIGH-INCOME TRUST / PROSPECTUS 11

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SHAREHOLDER INFORMATION

SHAREHOLDER SERVICES
American Funds Service Company, the fund's transfer agent, offers you a wide range of services you can use to alter your investment program should your needs and circumstances change. These services are available only in states where they may be legally offered and may be terminated or modified at any time upon 60 days written notice. For your convenience, American Funds Service Company has four service centers across the country.

                  AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS

                    CALL TOLL-FREE FROM ANYWHERE IN THE U.S.
                             (8 A.M. TO 8 P.M. ET):
                                  800/421-0180

                           [map of the United States]

      WESTERN SERVICE    WESTERN CENTRAL    EAST CENTRAL         EASTERN SERVICE
      CENTER             SERVICE CENTER     SERVICE CENTER       CENTER
      American Funds     American Funds     American Funds       American Funds
      Service Company    Service Company    Service Company      Service Company
      P.O. Box 2205      P.O. Box 659522    P.O. Box 6007        P.O. Box 2280
      Brea, California   San Antonio,       Indianapolis,        Norfolk, Virginia
      92822-2205         Texas              Indiana              23501-2280
      Fax: 714/671-7080  78265-9522         46206-6007           Fax: 757/670-4773
                         Fax: 210/474-4050  Fax: 317/735-6620


A COMPLETE DESCRIPTION OF THE SERVICES WE OFFER IS DESCRIBED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION. In addition, an easy-to-read guide to owning a fund in The American Funds Group titled "Welcome to the Family" is sent to new shareholders and is available by writing or calling American Funds Service Company.

You may invest in the fund through various retirement plans. However, some re-tirement plans or accounts held by investment dealers may not offer certain services. If you have any questions, please contact your plan administrator/ trustee or dealer.

12 AMERICAN HIGH-INCOME TRUST / PROSPECTUS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PURCHASE AND EXCHANGE OF SHARES

PURCHASE

Generally, you may open an account by contacting any investment dealer authorized to sell the fund's shares. You may purchase additional shares using various options described in the statement of additional information and "Welcome to the Family."

EXCHANGE

You may exchange your shares into other funds in The American Funds Group gen-erally without a sales charge. Exchanges of shares from the money market funds initially purchased without a sales charge generally will be subject to the ap-propriate sales charge. Exchanges have the same tax consequences as ordinary sales and purchases. See "Transactions by Telephone..." for information regard-ing electronic exchanges.

THE FUND AND AMERICAN FUNDS DISTRIBUTORS, THE FUND'S PRINCIPAL UNDERWRITER, RE-SERVE THE RIGHT TO REJECT ANY PURCHASE ORDER FOR ANY REASON. ALTHOUGH THERE IS CURRENTLY NO SPECIFIC LIMIT ON THE NUMBER OF EXCHANGES YOU CAN MAKE IN A PERIOD OF TIME, THE FUND AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER AND MAY TERMINATE THE EXCHANGE PRIVILEGE OF ANY INVESTOR WHOSE PATTERN OF EXCHANGE ACTIVITY THEY HAVE DETERMINED INVOLVES ACTUAL OR PO-TENTIAL HARM TO THE FUND.

INVESTMENT MINIMUMS

---------------------------------------------------------------------------
To establish an account                                              $1,000
 For a retirement plan account                                       $  250
 For a retirement plan account through payroll deduction             $   25
To add to an account                                                 $   50
 For a retirement plan account through payroll deduction             $   25

SHARE PRICE

The fund calculates its share price, also called net asset value, as of 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, every day the Exchange is open. In calculating net asset value, mar-ket prices are used when available. If a market price for a particular security is not available, the fund will determine the appropriate price for the securi-ty.

Your shares will be purchased at the offering price, or sold at the net asset value, next determined after American Funds Service Company receives and ac-cepts your request. The offering price is the net asset value plus a sales charge, if applicable.

                                      AMERICAN HIGH-INCOME TRUST / PROSPECTUS 13

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SALES CHARGE

A sales charge may apply to your purchase. Your sales charge may be reduced for larger purchases as indicated below.

                                 SALES CHARGE AS A PERCENTAGE OF
                                 ...............................
                                                    NET        DEALER CONCESSION
                                   OFFERING        AMOUNT           AS % OF
INVESTMENT                          PRICE         INVESTED      OFFERING PRICE
-------------------------------------------------------------------------------
Less than $25,000                    4.75%         4.99%             4.00%
 ...............................................................................
$25,000 but less than $50,000        4.50%         4.71%             3.75%
 ...............................................................................
$50,000 but less than $100,000       4.00%         4.17%             3.25%
 ...............................................................................
$100,000 but less than $250,000      3.50%         3.63%             2.75%
 ...............................................................................
$250,000 but less than $500,000      2.50%         2.56%             2.00%
 ...............................................................................
$500,000 but less than $1 million    2.00%         2.04%             1.60%
 ...............................................................................
$1 million or more and certain
other investments described below  see below     see below         see below

PURCHASES NOT SUBJECT TO SALES CHARGE

Investments of $1 million or more and investments made by employer-sponsored defined contribution-type plans with 100 or more eligible employees are sold with no initial sales charge. A 1% CONTINGENT DEFERRED SALES CHARGE MAY BE IMPOSED ON CERTAIN REDEMPTIONS BY ACCOUNTS THAT INVEST WITH NO INITIAL SALES CHARGE (OTHER THAN EMPLOYER-SPONSORED PLANS), IF REDEMPTIONS ARE MADE WITHIN ONE YEAR OF PURCHASE. A dealer concession of up to 1% may be paid by the fund under its Plan of Distribution and/or by American Funds Distributors on investments made with no initial sales charge.

REDUCING YOUR SALES CHARGE

You and your immediate family may combine investments to reduce your sales charge. You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your sales charge using one or any com-bination of the methods described in the statement of additional information or "Welcome to the Family."

PLAN OF DISTRIBUTION

The fund has a Plan of Distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of ex-penses are approved in advance by the fund's board of trustees. Up to 0.25% of average net assets is paid annually to qualified dealers for providing certain services

14 AMERICAN HIGH-INCOME TRUST / PROSPECTUS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


pursuant to the fund's Plan of Distribution. The 12b-1 fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is indicated earlier under "Fees and Expenses of the Fund." Since these fees are paid out of the fund's assets on an ongoing basis, over time they will increase the cost of an investment and may cost you more than paying higher initial sales charges.

OTHER COMPENSATION TO DEALERS

American Funds Distributors may provide additional compensation to, or sponsor informational meetings for, dealers as described in the statement of additional information.

HOW TO SELL SHARES

Once a sufficient period of time has passed to reasonably assure that checks or drafts (including certified or cashiers' checks) for shares purchased have cleared (normally 15 calendar days), you may sell (redeem) those shares in any of the following ways:

 THROUGH YOUR DEALER (CERTAIN CHARGES MAY APPLY)

 . Shares held for you in your dealer's name must be sold through the dealer.

 WRITING TO AMERICAN FUNDS SERVICE COMPANY

 . Requests must be signed by the registered shareholder(s).

 . A signature guarantee is required if the redemption is:

  -- Over $50,000;

  -- Made payable to someone other than the registered shareholder(s); or

  -- Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

 . Additional documentation may be required for sales of shares held in corpo-rate, partnership or fiduciary accounts.

 TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR BY USING AMERICAN FUNDSLINE(R) OR AMERICAN FUNDSLINE ONLINE(R):

 . Redemptions by telephone or fax (including American FundsLine and American
   FundsLine OnLine) are limited to $50,000 per shareholder each day.

 . Checks must be made payable to the registered shareholder(s).

 . Checks must be mailed to an address of record that has been used with the account for at least 10 days.

                                      AMERICAN HIGH-INCOME TRUST / PROSPECTUS 15

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

TRANSACTIONS BY TELEPHONE, FAX, AMERICAN FUNDSLINE, OR AMERICAN FUNDSLINE
ONLINE

Generally, you are automatically eligible to use these services for redemptions and exchanges unless you notify us in writing that you do not want any or all of these services. You may reinstate these services at any time.

Unless you decide not to have telephone, fax, or computer services on your ac-count(s), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) which may be incurred in connection with the exercise of these privileges, provided Amer-ican Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, the fund may be liable for losses due to unauthorized or fraudulent instructions.
--------------------------------------------------------------------------------
DISTRIBUTION ARRANGEMENTS

DIVIDENDS AND DISTRIBUTIONS

The fund declares dividends from its net investment income daily and distri-butes the accrued dividends to you each month. Capital gains, if any, are usu-ally distributed in December.

You may elect to reinvest dividends and/or capital gain distributions to pur-chase additional shares of this fund or any other fund in The American Funds Group or you may elect to receive them in cash.

TAX CONSEQUENCES

Dividends derived from taxable interest income, distributions of capital gains and dividends on gains from the disposition of certain market discount bonds will not be exempt from federal, state or local income tax.

Dividends and capital gains are generally taxable whether they are reinvested or received in cash -- unless you are exempt from taxation or entitled to tax deferral. Capital gains may be taxed at different rates depending on the length of time the fund holds its assets.

You must provide the fund with a certified correct taxpayer identification num-ber (generally your Social Security Number) and certify that you are not sub-ject to backup withholding. If you fail to do so, the IRS can require the fund to

16 AMERICAN HIGH-INCOME TRUST / PROSPECTUS

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withhold 31% of your taxable distributions and redemptions. Federal law also requires the fund to withhold 30% of the applicable tax treaty rate from divi-dends paid to certain non-resident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

Please see the statement of additional information, "Welcome to the Family,"
and your tax adviser for further information.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund's financial results for the past five years. Certain information reflects finan-cial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This informa-tion has been audited by Deloitte & Touche LLP, whose report, along with the fund's financial statements, are included in the statement of additional infor-mation, which is available upon request.

                                          YEAR ENDED SEPTEMBER 30
                                          .......................
                                     1998     1997    1996    1995    1994
                        --------------------------------------------------------
Net Asset Value,
Beginning of Period                  $15.69  $14.86  $14.30  $13.97  $15.18
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income                  1.30    1.26    1.29    1.33    1.25
 ................................................................................
Net gains or losses on securities
(both realized and unrealized)        (1.60)    .83     .59     .39    (.99)
 ................................................................................
Total from investment operations       (.30)   2.09    1.88    1.72     .26
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends (from net
investment income)                    (1.30)  (1.24)  (1.32)  (1.32)  (1.21)
 ................................................................................
Distributions (from capital gains)     (.34)   (.02)     --    (.07)   (.26)
 ................................................................................
Total distributions                   (1.64)  (1.26)  (1.32)  (1.39)  (1.47)
--------------------------------------------------------------------------------
Net Asset Value,
End of Period                        $13.75  $15.69  $14.86  $14.30  $13.97
 ................................................................................
Total Return/1/                     (2.40)%  14.66%  13.68%  13.34%   1.60%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in millions)                        $2,360  $2,108  $1,547  $1,111    $835
 ................................................................................
Ratio of expenses to
average net assets                     .81%    .82%    .87%    .89%    .86%
 ................................................................................
Ratio of net income
to average net assets                 8.76%   8.35%   8.90%   9.72%   8.63%
 ................................................................................
Portfolio turnover rate              54.63%  53.55%  39.74%  29.56%  42.03%

/1/ Excludes maximum sales charge of 4.75%.

                                      AMERICAN HIGH-INCOME TRUST / PROSPECTUS 17

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APPENDIX

Moody's Investors Service, Inc. rates the long-term debt securities issued by various entities in categories ranging from "Aaa" to "C," according to quality as described below.

"Aaa -- Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are pro-tected by a large, or by an exceptionally stable margin and principal is se-cure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong posi-tion of such shares."

"Aa -- High quality by all standards. They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities, fluctu-ation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater."

"A -- Upper medium grade obligations. These bonds possess many favorable in-vestment attributes. Factors giving security to principal and interest are con-sidered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

"Baa -- Medium grade obligations. Interest payments and principal security ap-pear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."

"Ba -- Have speculative elements; future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Bonds in this class are characterized by uncertainty of position."

"B -- Generally lack characteristics of the desirable investment; assurance of interest and principal payments or of maintenance of other terms of the con-tract over any long period of time may be small."

"Caa -- Of poor standing. Issues may be in default or there may be present ele-ments of danger with respect to principal or interest."

"Ca -- Speculative in a high degree; often in default of having other marked shortcomings."

18 AMERICAN HIGH-INCOME TRUST / PROSPECTUS

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"C -- Lowest rated class of bonds; can be regarded as having extremely poor prospects of ever attaining any real investment standing."

Standard & Poor's rates the long-term debt securities issued by various enti-ties in categories ranging from "AAA" to "D," according to quality as described below.

"AAA -- Highest rating. Capacity to pay interest and repay principal is ex-tremely strong."

"AA -- High grade. Very strong capacity to pay interest and repay principal. Generally, these bonds differ from AAA issues only in a small degree."

"A -- Have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions, than debt in higher rated categories."

"BBB -- Regarded as having adequate capacity to pay interest and repay princi-pal. These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories."

"BB, B, CCC, CC, C -- Regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some qual-ity and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions."

"C1 -- Reserved for income bonds on which interest is being paid."

"D -- In default and payment of interest and/or repayment of principal is in arrears."

                                      AMERICAN HIGH-INCOME TRUST / PROSPECTUS 19

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--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
NOTES

20 AMERICAN HIGH-INCOME TRUST / PROSPECTUS

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NOTES

                                      AMERICAN HIGH-INCOME TRUST / PROSPECTUS 21

-------------------------------------------------------------------------------

  FOR SHAREHOLDER           FOR RETIREMENT PLAN                   FOR DEALER
  SERVICES                  SERVICES                              SERVICES
  American Funds            Call your employer or                 American Funds
  Service Company           plan administrator                    Distributors
  800/421-0180                                                    800/421-9900 ext. 11

                            FOR 24-HOUR INFORMATION

     American                                     American Funds
     FundsLine(R)                                 Internet Web site
     800/325-3590                                 http://www.americanfunds.com

 Telephone conversations may be recorded or monitored for
 verification, recordkeeping and quality assurance purposes.
 ------------------------------------------------------------
 MULTIPLE TRANSLATIONS

 This prospectus may be translated into other languages. If
 there are any inconsistencies or ambiguities, the English
 text will prevail.
 ------------------------------------------------------------
 OTHER FUND INFORMATION

 ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS

 Contains additional information about the fund including financial statements, investment results, portfolio holdings, a statement from portfolio management discussing market conditions and the fund's investment strategies, and the independent accountants' report (in the annual report).

 STATEMENT OF ADDITIONAL INFORMATION (SAI)

 Contains more detailed information on all aspects of the fund, including the fund's financial statements.

 A current SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The SAI and other related materials about the fund are available for review or to be copied at the SEC's Public Reference Room (1-800-SEC-0330) or on the SEC's Internet Web site at http://www.sec.gov.

 CODE OF ETHICS

 Includes a description of the fund's personal investing policy.

 To request a free copy of any of the documents above:

   Call American Funds   or      Write to the Secretary of
   Service Company               the fund
   800/421-0180 ext. 1           333 South Hope Street
                                 Los Angeles, California
                                 90071

                                           [RECYCLE LOGO]
 Investment Company File No. 811-5364      Printed on recycled paper
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